UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of report (Date of earliest event reported):      February 22, 2007
Reynolds American Inc.

(Exact Name of Registrant as Specified in Charter)

North Carolina	1-32258	20-0546644

(State or other Jurisdiction	(Commission File Number)	(IRS Employer Identification No.)
of Incorporation or Organization)
401 North Main Street,
Winston-Salem, NC 27101

(Address of Principal Executive Offices)(Zip Code)
(336) 741-2000

(Registrant’s Telephone Number, Including Area Code)
Not Applicable

(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off Balance-Sheet Arrangement of a Registrant.
     On February 22, 2007, Reynolds American Inc. (“RAI”) completed an exchange offer (the “Exchange Offer”) for up to $161 million aggregate principal amount of the 6.500% Notes due 2007, 7.875% Notes due 2009, 6.500% Secured Notes due 2010, 7.250% Notes due 2012 and 7.300% Secured Notes due 2015 (collectively, the “RJR Notes”) issued by RAI’s direct, wholly owned subsidiary, R.J. Reynolds Tobacco Holdings, Inc. (“RJR”).
     Pursuant to the terms of the Exchange Offer, validly tendered RJR Notes were exchanged for newly issued series of notes issued by RAI (the “RAI Notes”). Of the total aggregate principal amount of RJR Notes outstanding, approximately $47 million were exchanged. The RAI Notes mature on the same date, and are in the same principal amount, as the RJR Notes for which they were exchanged. Interest on the RAI Notes accrues from the last interest payment date on which interest was paid on the RJR Notes exchanged for such RAI Notes. Interest on the RAI Notes is payable semiannually, in arrears, on the dates on which interest was payable on the RJR Notes exchanged for such RAI Notes. The RAI Notes are guaranteed by certain subsidiaries of RAI (the “Guarantors”) and secured by certain assets of RAI and the Guarantors.
     The aggregate principal amount of each series of RAI Notes issued in the Exchange Offer, and the interest rates and maturity and interest payment dates for the five series of RAI Notes (which are the same as for the corresponding series of RJR Notes for which the RAI Notes were issued in exchange), are as follows:

			Aggregate
RAI Notes Series and Interest Rates	Maturity Dates	Interest Payment Dates	Amount
6.500% Senior Secured Notes due 2007	June 1, 2007	June 1 and December 1	$17,610,000
7.875% Senior Secured Notes due 2009	May 15, 2009	May 15 and November 15	$3,373,000
6.500% Senior Secured Notes due 2010	July 15, 2010	January 15 and July 15	$685,000
7.250% Senior Secured Notes due 2012	June 1, 2012	June 1 and December 1	$24,973,500
7.300% Senior Secured Notes due 2015	July 15, 2015	January 15 and July 15	$65,000
     The RAI Notes were issued pursuant to the indenture (the “2006 RAI Indenture”) entered into on May 31, 2006, by and among RAI, the Guarantors, and The Bank of New York Trust Company, N.A., as trustee (the “Trustee”). Debt securities issued under the 2006 RAI Indenture rank equally with each other and will be treated as a single class for certain purposes under the 2006 RAI Indenture, including with respect to any amendments of the 2006 RAI Indenture and any defaults affecting all series of debt securities issued under the 2006 RAI Indenture.
     The RAI Notes are redeemable, in whole at any time or in part from time to time, at the option of RAI, at a redemption price equal to the greater of (1) 100% of the principal amount of the RAI Notes, and (2) the sum of the present values of the remaining scheduled payments of principal and interest on the RAI Notes discounted to the date of redemption on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months) at the applicable Treasury Rate (as defined in the 2006 RAI Indenture), plus accrued and unpaid interest on the principal amount being redeemed to the redemption date plus a spread equal to the optional redemption spread for the corresponding RJR Notes for which the RAI Notes were issued in exchange, as follows:

2

Optional Redemption Spread
RAI Notes Series	(In Basis Points)
6.500% Senior Secured Notes due 2007	25
7.875% Senior Secured Notes due 2009	37.5
6.500% Senior Secured Notes due 2010	50
7.250% Senior Secured Notes due 2012	30
7.300% Senior Secured Notes due 2015	50
     The Guarantors fully and unconditionally guarantee, on a joint and several basis, the full and prompt payment of the principal of, premium, if any, and interest on debt securities issued under the 2006 RAI Indenture. The Guarantors consist of RAI’s material domestic subsidiaries. Under the terms of the 2006 RAI Indenture, if, in the future, any other direct or indirect subsidiary of RAI guarantees the obligations of RAI under its credit facilities entered into on May 31, 2006, such guarantor will also be required to guarantee the debt securities issued under the 2006 RAI Indenture. Under the terms of the 2006 RAI Indenture, if any Guarantor ceases to be a guarantor under RAI’s credit facilities, that Guarantor will, generally, be automatically released from all of its obligations under the 2006 RAI Indenture, and its guarantee of debt securities issued under the 2006 RAI Indenture will terminate.
     The RAI Notes and the related guarantees are secured by certain assets of RAI and the Guarantors as and to the extent described in the 2006 RAI Indenture. These assets also constitute a portion of the security for the obligations of RAI and the Guarantors under RAI’s credit facilities (which are secured by substantially all the assets of these entities). If these assets are no longer pledged as security for the obligations of RAI and the Guarantors under RAI’s credit facilities (or any other indebtedness) for any reason, generally, they will automatically be released as security for the RAI Notes and the related guarantees. Under the terms of RAI’s credit facilities, generally, the security therefor will be automatically released at such time, if any, as RAI’s senior secured term loan is paid in full and RAI obtains investment grade corporate ratings (with not worse than stable outlooks) from each of Moody’s Investors Service, Inc. and Standard & Poor’s, a division of the McGraw Hill Companies, Inc.
     The 2006 RAI Indenture contains covenants that (1) restrict the ability of RAI and certain of its subsidiaries to (a) mortgage or pledge certain of their assets to secure indebtedness without pledging the same assets as security for their obligations under debt securities issued under the 2006 RAI Indenture, (b) engage in sale/leaseback transactions, or (c) consolidate, merge or transfer all or substantially all of their property and assets and (2) prohibit RJR from incurring certain indebtedness at any time it does not guarantee the obligations of RAI under debt securities issued under the 2006 RAI Indenture.
     The RAI 2006 Indenture does not contain any cross-default or cross-acceleration provisions, and does not limit the ability of RAI or any of its subsidiaries (other than RJR, as described above) to incur additional indebtedness.
     The 2006 RAI Indenture was filed as Exhibit 4.1 to the Current Report on Form 8-K filed by RAI on June 6, 2006, and is incorporated herein by reference. The forms of the five series of RAI Notes are filed as Exhibits 4.1 to the Current Report on Form 8-K filed by RAI on December 5, 2006, and are incorporated herein by reference. This summary of the provisions of the RAI Notes is qualified in its entirety by reference to the 2006 RAI Indenture and the forms of RAI Notes.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 27, 2007	REYNOLDS AMERICAN INC.

	By:	/s/ McDara P. Folan, III

Name: McDara P. Folan, III
Title: Senior Vice President, Deputy General Counsel and Secretary

4